EXHIBIT 10.10



                             UNIVERSAL HEIGHTS, INC.

                      STOCK OPTION AGREEMENT FOR EMPLOYEES



         AGREEMENT ("Agreement") dated this 3rd day of August, 1998 by and between Universal Heights, Inc., a Delaware corporation ("Corporation"), and James Lynch, an employee of the Corporation ("Optionee").

         WHEREAS, the Corporation entered into an agreement with Optionee on August 3, 1998 ("Employment Agreement"), in which the Corporation agreed to provide Optionee with an option to purchase common stock in the Corporation and Optionee agreed to be in Corporation's employ; and

         WHEREAS, the option granted hereby is not intended to qualify as an "incentive stock option" within the meaning of Section 422 or any successor provision of the Internal Revenue Code of 1986, as amended.

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
representations herein contained and intending to be legally bound, the parties hereto agree as follows:

         1. NUMBER OF SHARES AND PRICE. The Corporation hereby grants to the Optionee an option ("Option") to purchase the number of shares of common stock of the Corporation ("Common Stock") set forth on the attached Face Sheet of this Agreement. The exercise price per share of Common Stock of the Option shall be as is set forth on the attached Face Sheet of this Agreement, such price being the fair market value per share of Common Stock on the Date of Grant of the Option ("Fair Market Value"). The Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

         2. TERM AND EXERCISE. The Option shall expire ten (10) years from the date hereof, subject to earlier termination as set forth in Section 3. Subject to the provisions of Section 3, the Option shall become exercisable in installments as set forth on the attached Face Sheet of this Agreement.

         3. EXERCISE OF OPTION UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL.

             (a)     TERMINATION OF EMPLOYMENT.

                     (i)  TERMINATION.   Upon  the  Optionee's   termination  of
             employment, other than by reason of death, disability, or termination for cause, the Optionee may, within three (3) months from the date of such termination of employment, exercise all or any part of the Option to the extent it was exercisable at the date of termination of employment. In no event may the Option be exercised later than the expiration date described in Section 2.

                     (ii)   TERMINATION  OF  EMPLOYMENT  FOR  CAUSE.   Upon  the
             Corporation's termination of Optionee's employment with the Corporation for Cause (as defined in the Employment Agreement), the Corporation may terminate any portion of the unexercised Option.

                     (ii) DISABILITY. Upon the date of Optionee's termination by reason of disability ("Disability Date"), the Optionee may, within one year after such Disability Date, exercise all or a part of the Option, whether or not it was exercisable on such Disability Date, but only to the extent not previously exercised. In no event, however, may the Option be exercised later than the expiration date described in Section 2.

                     (iii) DEATH. In the event of the death of the Optionee while employed by the Corporation, the right of any individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Optionee under this Agreement ("Beneficiary") to exercise the Option in full (whether or not all or any part of the Option was exercisable as of the date of death, but only to the extent not previously exercised) shall expire upon the expiration of one year from the date of the Optionee's death or, if earlier, on the date of expiration of the Option determined pursuant to Section 2.

             (b) TERMINATION OF UNVESTED OPTION UPON TERMINATION OF EMPLOYMENT. Except as specified in Section 3(a), to the extent all or any part of the Option was not exercisable as of the date of termination of employment, the unexercisable portion of the Option shall expire at the date of such termination.

             (c) CHANGE IN CONTROL. In the event of a "change in control" of the Corporation, the vesting of the shares of Corporation Stock referred to in the attached Face Sheet of this Agreement shall be accelerated and immediately vested in full. A change in control, for purposes hereof, shall mean: (i) the acquisition by any person or group of persons of more than forty percent (40%) of the issued and outstanding shares of capital stock of Corporation that is not authorized or otherwise approved by the Board of Directors of the Corporation or
(ii) any plan for the liquidation or dissolution of the Corporation.

         4. EXERCISE PROCEDURES. The Option shall be exercisable by written notice to the Corporation, which must be received by the Corporation not later than 5:00 P.M. local time at the principal executive office of the Corporation on the expiration date of the Option. Such written notice shall set forth (a) the number of shares of Common Stock being purchased, (b) the total exercise price for the shares of Common Stock being purchased, (c) the exact name as it should appear on the stock certificate(s) to be issued for the shares of Common Stock being purchased, and (d) the address to which the stock certificate(s) should be sent. The exercise price of shares of Common Stock purchased upon exercise of the Option shall be paid in full (a) in cash or (b) by delivery of such other consideration as the Board of Directors deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program approved by the Board of Directors).

         5. AGREEMENT PROVISIONS CONTROL OPTION TERMS; MODIFICATIONS. The Option is granted pursuant and subject to the terms and conditions of this Agreement and the Employment Agreement. The Option shall not be modified after the Date of Grant except by express written agreement between the Corporation and the Optionee; PROVIDED, HOWEVER, that any such modification shall be approved by the Board of Directors.

         6. LIMITATIONS ON TRANSFER. The Option may not be assigned or transferred other than by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code, Title I of ERISA or the rules thereunder.

         7. TAXES. The Corporation shall be entitled to withhold (or secure payment from the Optionee in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any shares of Common Stock issuable under this Agreement, and the Corporation may defer issuance of shares of Common Stock upon the exercise of the Option unless the Corporation is indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board of Directors or its delegate and shall be payable by the Optionee at such time as the Board of Directors determines. The Optionee may satisfy his tax withholding obligation by (a) having cash withheld from the Optionee's salary or other compensation payable by the Corporation or a subsidiary, (b) the payment of cash to the Corporation, (c) the payment in shares of Common Stock already owned by the Optionee valued at Fair Market Value, and/or (d) the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such shares of Common Stock, to satisfy such tax withholding requirements. The Board of Directors shall be authorized, in its sole and absolute discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections to have shares of Common Stock withheld upon exercise of the Option to meet such withholding obligations.

         8. NO EXERCISE IN VIOLATION OF LAW. Notwithstanding any of the provisions of this Agreement, the Optionee hereby agrees that he will not exercise the Option granted hereby, and that the Corporation will not be obligated to issue any shares of Common Stock to the Optionee hereunder, if the exercise thereof or the issuance of such shares of Common Stock shall constitute a violation by the Optionee or the Corporation of any provision of any law or regulation of any governmental authority. Any determination in this regard by the Board of Directors shall be final, binding and conclusive.

         9. SECURITIES LAW COMPLIANCE. Optionee agrees, for the Optionee or any Beneficiary, with respect to all shares of Common Stock acquired pursuant to the terms and conditions of this Agreement and the Option (or any other shares of Common Stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor), that the Optionee and any Beneficiary will not sell or otherwise dispose of these shares except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or except in a transaction that, in the opinion of counsel for the Corporation, is exempt from registration under the Act. Further, the Corporation shall not be required to sell or issue any shares under the Option if, in the opinion of the Corporation, (a) the issuance of such shares would constitute a violation by the Optionee or the Corporation of any applicable law or regulation of any government authority or (b) the consent or approval of any governmental body is necessary or desirable as condition of, or in connection with, the issuance of such shares.

         10. ADJUSTMENTS. The existence of the Option shall not affect in any way the right or power of the Corporation or its directors or shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred stock or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         11. DISPUTE RESOLUTION. As a condition of granting the Option, the Optionee agrees, for the Optionee and any Beneficiary, that any dispute or disagreement that may arise under or as a result of or pursuant to this Agreement and the Option shall be determined by the Board of Directors in its sole discretion, and any interpretation by the Board of Directors of the terms of this Agreement and the Option shall be final, binding and conclusive.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


ATTEST:                                     UNIVERSAL HEIGHTS, INC.




/s/ Janet Conde                             By:  /s/ Bradley I. Meier
                                               --------------------------------
                                                     Bradley I. Meier,
                                                     President


                                            By:  /s/ Norman Meier
                                               --------------------------------
                                                 [Member of Board of Directors]


WITNESS:                                    OPTIONEE


/s/ Janet Conde                                 /s/ James Lynch
                                               --------------------------------
                                                 James Lynch

                                   FACE SHEET


Notice Addresses:

         Optionee:

                                    James Lynch


                                    ------------------------

                                    ------------------------

         Corporation:

                                    Universal Heights, Inc.
                                    2875 N.E. 191 Street
                                    Suite 400A
                                    Miami, Florida  33180

Grant Date:                                              08/03/98
                                                         --------------------

Total Options Granted:                                   50,000

Exercise Price per share of Common Stock:                $  1.87
                                                         --------------------

Vesting Schedule:

              Date                               Number of Shares
              ----                               ----------------

             02/03/99                                  25,000
             --------

             08/03/99                                  25,000
             --------



Expiration Date:

         Optioned shares must be purchased within ten (10) years from the date of grant, which is AUGUST 3, 2008. That is, all options must be exercised by AUGUST 3, 2008.